UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05921

The Turkish Investment Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		201-830-8894

Date of fiscal year end:	October 31, 2012

Date of reporting period:	April 30, 2012

Item 1 - Report to Shareholders

The Turkish Investment Fund, Inc.

Directors

Michael E. Nugent

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

W. Allen Reed

Fergus Reid

Stefanie V. Chang Yu

Vice President

Francis J. Smith

Treasurer and Principal Financial Officer

Mary Ann Picciotto

Chief Compliance Officer

Mary E. Mullin

Secretary

Officers

Michael E. Nugent

Chairman of the Board and Director

Arthur Lev

President and Principal Executive Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2012 Morgan Stanley

CETKFSAN
IU12-01222P-Y04-12

INVESTMENT MANAGEMENT

The Turkish Investment Fund, Inc. (TKF)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Semi-Annual
Report

April 30, 2012

The Turkish Investment Fund, Inc.

April 30, 2012

Table of Contents

Letter to Stockholders	3

Portfolio of Investments	5

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Financial Statements	11

Portfolio Management	19

Investment Policy	20

Dividend Reinvestment and Cash Purchase Plan	21

U.S. Privacy Policy	22

The Turkish Investment Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended April 30, 2012, The Turkish Investment Fund, Inc. (the "Fund") had total returns of 7.61%, based on net asset value, and 7.45% based on market value per share (including reinvestment of distributions), compared to its benchmark, the U.S. dollar adjusted Morgan Stanley Capital International (MSCI) Turkey Index (the "Index")*, which returned 6.72%. On April 30, 2012, the closing price of the Fund's shares on the New York Stock Exchange was $13.40, representing a 11.6 % discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  For the six-month period ending April 30, 2012, the Turkish equities market was up 6.72% (in U.S. dollar terms) as measured by the Index, outperforming the MSCI Emerging Markets Index (+3.93%) during the same period.

•  Turkey was a "middle of the road" performer within the Europe, Middle East and Africa (EMEA) region for the six-month period. While the Czech Republic and Poland posted negative returns as neighbors of the European Union (EU) sovereign debt crisis, Egypt (+13.78%) saw a double-digit recovery, followed by South Africa (+9.92%), which also outperformed the region. Turkey finished somewhere in the middle as it saw modest recovery following the sharp correction in 2011, but was held back by lingering issues related to the current account deficit, unconventional monetary policy and the EU sovereign debt crisis.

•  The portfolio's focus on high-quality, strong franchise and dividend-paying stocks underpinned the positive relative performance of the Fund.

•  Relative to the Index, sector allocation contributed to the Fund's performance, while stock selection detracted from returns.

•  Performance was primarily driven by our stock selection and underweight allocation to financials. The portfolio's overweight allocation to the materials sector and stock selection within the industrials sector also added to returns.

•  The Fund's stock selection within the consumer staples sector was the largest detractor relative to the Index. Although the overweight to the materials sector helped, stock selection within the sector also dampened relative performance.

Management Strategies

•  We continue to believe Turkey is likely to benefit from higher growth and improving consumption patterns. However, with commodity prices continuing to fuel inflation, we have responded with some tactical defensive positioning. Additionally, the market, which is heavily exposed to financials, will likely struggle to perform until the inflation scare passes. Overall, we do see positive catalysts for the medium term, such as a possible rating upgrade and/or a potential decline in the price of oil, but we are more cautious in the short term.

The Turkish Investment Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont'd)

•  The domestic economy expects modest gross domestic product (GDP) forecasts at 2.6% for 2012 but the International Monetary Fund expects a medium-term GDP forecast of +4% from 2013 and beyond. The market remains focused on developments in monetary policy as the central bank is seeking to curb inflation and address the growing current account deficit with unorthodox measures such as sharply raising reserve requirements and cutting short-term interest rates.

Sincerely,

Arthur Lev
President and Principal Executive Officer  May 2012

*The Morgan Stanley Capital International (MSCI) Turkey Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of Turkey. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. It is not possible to invest directly in an index.

The Turkish Investment Fund, Inc.

April 30, 2012 (unaudited)

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (97.6%)
Automobiles (3.6%)
Tofas Turk Otomobil Fabrikasi AS	918,972	$4,071
Beverages (16.5%)
Anadolu Efes Biracilik Ve Malt Sanayii AS	896,539	12,634
Coca-Cola Icecek AS (Units) (a)	433,279	6,094
		18,728
Commercial Banks (33.3%)
Turkiye Garanti Bankasi AS (b)	5,296,930	19,484
Turkiye Halk Bankasi AS	910,356	6,376
Turkiye Sinai Kalkinma Bankasi AS	1,299,740	1,687
Turkiye Vakiflar Bankasi Tao, Class D	3,157,262	5,663
Yapi ve Kredi Bankasi AS (b)	2,518,240	4,660
		37,870
Construction Materials (5.0%)
Akcansa Cimento AS	1,022,202	4,540
Unye Cimento Sanayii ve Ticaret AS	477,921	1,156
		5,696
Containers & Packaging (2.9%)
Anadolu Cam Sanayii AS	603,889	987
Kartonsan Karton Sanayi ve Ticaret AS (b)	16,760	2,338
		3,325
Diversified Financial Services (7.1%)
Haci Omer Sabanci Holding AS	1,946,428	8,090
Diversified Telecommunication Services (5.6%)
Turk Telekomunikasyon AS	1,437,652	6,303
Food Products (1.6%)
Pinar SUT Mamulleri Sanayii AS	153,036	1,595
Ulker Biskuvi Sanayi	57,309	173
		1,768
Hotels, Restaurants & Leisure (2.3%)
DO & Co. Restaurants & Catering AG	68,569	2,606
Household Durables (1.6%)
Turkiye Sise ve Cam Fabrikalari AS	1,075,119	1,837
Industrial Conglomerates (4.1%)
Enka Insaat ve Sanayi AS	1,495,564	4,684
Insurance (2.4%)
Anadolu Hayat Emeklilik AS	1,124,191	2,669
Oil, Gas & Consumable Fuels (6.8%)
Tupras Turkiye Petrol Rafinerileri AS	370,725	7,747

	Shares	Value (000)
Wireless Telecommunication Services (4.8%)
Turkcell Iletisim Hizmetleri AS (b)	1,041,533	$5,207
Turkcell Iletisim Hizmetleri AS ADR (Units) (a)(b)	17,000	210
		5,417
TOTAL COMMON STOCKS (Cost $85,612)		110,811
SHORT-TERM INVESTMENT (4.4%)
Investment Company (4.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F) (Cost $5,019)	5,018,803	5,019
TOTAL INVESTMENTS (102.0%) (Cost $90,631)		115,830
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.0%)		(2,277)
NET ASSETS (100.0%)		$113,553

(a)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(b)  Non-income producing security.

ADR  American Depositary Receipt.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2012. (See Note A-3 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$4,071	$—	$—	$4,071
Beverages	18,728	—	—	18,728
Commercial Banks	37,870	—	—	37,870
Construction Materials	5,696	—	—	5,696

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2012 (unaudited)

Portfolio of Investments (cont'd)

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Containers & Packaging	$3,325	$—	$—	$3,325
Diversified Financial Services	8,090	—	—	8,090
Diversified Telecommunication Services	6,303	—	—	6,303
Food Products	1,768	—	—	1,768
Hotels, Restaurants & Leisure	2,606	—	—	2,606
Household Durables	1,837	—	—	1,837
Industrial Conglomerates	4,684	—	—	4,684
Insurance	2,669	—	—	2,669
Oil, Gas & Consumable Fuels	7,747	—	—	7,747
Wireless Telecommunication Services	5,417	—	—	5,417
Total Common Stocks	110,811	—	—	110,811
Short-Term Investment — Investment Company	5,019	—	—	5,019
Total Assets	$115,830	$—	$—	$115,830

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of April 30, 2012, securities with a total value of approximately $104,757,000 transferred from Level 2 to Level 1. At October 31, 2011, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Portfolio Composition

Classification	Percentage of Total Investments
Commercial Banks	32.7%
Other*	32.0
Beverages	16.2
Diversified Financial Services	7.0
Oil, Gas & Consumable Fuels	6.7
Diversified Telecommunication Services	5.4
Total Investments	100.0%

* Industries representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2012

Financial Statements

Statement of Assets and Liabilities	April 30, 2012 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $85,612)	$110,811
Investment in Security of Affiliated Issuer, at Value (Cost $5,019)	5,019
Total Investments in Securities, at Value (Cost $90,631)	115,830
Foreign Currency, at Value (Cost $229)	229
Receivable for Investments Sold	87
Tax Reclaim Receivable	2
Receivable from Affiliate	1
Other Assets	23
Total Assets	116,172
Liabilities:
Payable for Investments Purchased	2,477
Payable for Advisory Fees	75
Payable for Professional Fees	30
Payable for Custodian Fees	19
Payable for Administration Fees	4
Payable for Stockholder Servicing Agent Fees	—	@
Other Liabilities	14
Total Liabilities	2,619
Net Assets
Applicable to 7,492,118 Issued and Outstanding $0.01 Par Value Shares (30,000,000 Shares Authorized)	$113,553
Net Asset Value Per Share	$15.16
Net Assets Consist of:
Common Stock	$75
Paid-in-Capital	92,934
Undistributed Net Investment Income	515
Accumulated Net Realized Loss	(5,171)
Unrealized Appreciation (Depreciation) on:
Investments	25,199
Foreign Currency Translations	1
Net Assets	$113,553

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2012

Financial Statements (cont'd)

Statement of Operations	Six Months Ended April 30, 2012 (unaudited) (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $194 of Foreign Taxes Withheld)	$1,100
Dividends from Security of Affiliated Issuer	2
Total Investment Income	1,102
Expenses:
Advisory Fees (Note B)	441
Custodian Fees (Note D)	58
Administration Fees (Note C)	43
Professional Fees	37
Stockholder Reporting Expenses	12
Stockholder Servicing Agent Fees	3
Directors' Fees and Expenses	2
Other Expenses	10
Total Expenses	606
Waiver of Administration Fees (Note C)	(18)
Rebate from Morgan Stanley Affiliate (Note F)	(2)
Net Expenses	586
Net Investment Income	516
Realized Loss:
Investments Sold	(903)
Foreign Currency Transactions	(42)
Net Realized Loss	(945)
Change in Unrealized Appreciation (Depreciation):
Investments	7,977
Foreign Currency Translations	2
Net Change in Unrealized Appreciation (Depreciation)	7,979
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	7,034
Net Increase in Net Assets Resulting from Operations	$7,550

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2012

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended April 30, 2012 (unaudited) (000)	Year Ended October 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$516	$2,244
Net Realized Gain (Loss)	(945)	7,748
Net Change in Unrealized Appreciation (Depreciation)	7,979	(50,759)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,550	(40,767)
Distributions from and/or in Excess of:
Net Investment Income	(2,278)	(1,480)
Total Distributions	(2,278)	(1,480)
Total Increase (Decrease)	5,272	(42,247)
Net Assets:
Beginning of Period	108,281	150,528
End of Period (Including Undistributed Net Investment Income of $515 and $2,277)	$113,553	$108,281

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2012

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended April 30,		Year Ended October 31,
	2012 (unaudited)		2011	2010	2009		2008	2007
Net Asset Value, Beginning of Period	$14.45		$20.09	$13.04	$7.43		$24.01	$18.86
Net Investment Income†	0.07		0.30	0.20	0.13		0.13	0.12
Net Realized and Unrealized Gain (Loss)	0.94		(5.74)	6.98	5.48		(13.77)	9.30
Total from Investment Operations	1.01		(5.44)	7.18	5.61		(13.64)	9.42
Distributions from and/or in excess of:
Net Investment Income	(0.30)		(0.20)	(0.13)	—		(0.31)	(0.23)
Net Realized Gain	—		—	—	—		(2.63)	(4.04)
Total Distributions	(0.30)		(0.20)	(0.13)	—		(2.94)	(4.27)
Dilutive Effect of Shares Issued through Rights Offering and Offering Costs	—		—	—	—		—	(0.00	)‡
Anti-Dilutive Effect of Share Repurchase Program	—		—	—	(0.00	)‡	(0.00)‡	—
Net Asset Value, End of Period	$15.16		$14.45	$20.09	$13.04		$7.43	$24.01
Per Share Market Value, End of Period	$13.40		$12.80	$18.48	$12.00		$6.20	$21.11
TOTAL INVESTMENT RETURN:
Market Value	7.45	%#	(29.94)%	55.46%	93.55%		(66.09)%	51.24%
Net Asset Value(1)	7.61	%#	(27.25)%	55.52%	75.98%		(64.37)%	63.80%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$113,553		$108,281	$150,528	$97,733		$55,719	$180,039
Ratio of Expenses to Average Net Assets(2)	1.10	%*+	1.05%+	1.09%+	1.38	%+	1.12%+	1.08	%+
Ratio of Net Investment Income to Average Net Assets(2)	0.96	%*+	1.74%+	1.31%+	1.49	%+	0.85%+	0.67	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.01%	0.01%	0.00	%§	0.00%§	0.00	%§
Portfolio Turnover Rate	22	%#	29%	28%	56%		38%	65%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.13	%*	1.09%	1.12%+	1.40	%+	1.16%+	1.12	%+
Ratio of Net Investment Income to Average Net Assets	0.93	%*	1.70%	1.28%+	1.47	%+	0.81%+	0.63	%+

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

#  Not annualized.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2012 (unaudited)

Notes to Financial Statements

The Turkish Investment Fund, Inc. (the "Fund") was incorporated in Maryland on September 27, 1988 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Turkish corporations. To the extent that the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to equity securities of Turkish corporations, such investments will be counted for purposes of the Fund's policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.  Significant Accounting Policies:  The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.   Security Valuation: Securities listed on a foreign exchange are valued at their closing price except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

  All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

  Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Foreign Currency Translation:  The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Turkish lira are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

  —investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

The Turkish Investment Fund, Inc.

April 30, 2012 (unaudited)

Notes to Financial Statements (cont'd)

  —investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of equity securities denominated in Turkish lira. Changes in currency exchange rates will affect the value of and investment income from such securities. Turkish securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Turkish securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

3.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosure" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The Turkish Investment Fund, Inc.

April 30, 2012 (unaudited)

Notes to Financial Statements (cont'd)

• Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Other:  Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory Fees:  Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, computed weekly and payable monthly at an annual rate of 0.95% of the Fund's first $50 million of average weekly net assets, 0.75% of the Fund's next $50 million of average weekly net assets and 0.55% of the Fund's average weekly net assets in excess of $100 million.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets. The Adviser has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver may be terminated at any time. For the six months ended April 30, 2012, approximately $18,000 of administration fees were waived pursuant to this arrangement.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the

The Turkish Investment Fund, Inc.

April 30, 2012 (unaudited)

Notes to Financial Statements (cont'd)

Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

2011 Distributions Paid From:		2010 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,480	$—	$995	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from GAAP. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions resulted in the following reclassifications among the components of net assets at October 31, 2011:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$29	$(29)	$—

The Turkish Investment Fund, Inc.

April 30, 2012 (unaudited)

Notes to Financial Statements (cont'd)

At October 31, 2011, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,278	$—

At April 30, 2012, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $26,711,000 and the aggregate gross unrealized depreciation is approximately $1,512,000 resulting in net unrealized appreciation of approximately $25,199,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At October 31, 2011, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $3,348,000 to offset against future capital gains which will expire on October 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders. During the year ended October 31, 2011, the Fund had utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $7,672,000.

The Turkish Ministry of Finance issued new tax legislation effective January 1, 2006, impacting the taxation of income and capital gains derived by foreign investors from securities trading in the Turkish market. Through the approval of this amendment, investors with non-resident investment fund (NRIF) status as of December 31, 2005 will have the ability to continue utilizing their NRIF status after January 1, 2006, for their equity positions purchased and fixed income securities issued prior to January 1, 2006. Thus, the tax rates associated with NRIF status would continue to apply on these holdings after January 1, 2006 even after the new tax law goes into effect. Dividend income from equity securities purchased and interest income from fixed income securities issued after December 31, 2005, will be subject to the new tax law which imposes a withholding tax of 15% and up to 15% respectively. The Fund currently is not subject to capital gains tax derived from securities trading in Turkish market.

F.  Security Transactions and Transactions with Affiliates: For the six months ended April 30, 2012, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $22,941,000 and $23,902,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended April 30, 2012.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended April 30, 2012, advisory fees paid were reduced by approximately $2,000 relating to the Fund's investment in the Liquidity Funds.

The Turkish Investment Fund, Inc.

April 30, 2012 (unaudited)

Notes to Financial Statements (cont'd)

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended April 30, 2012 is as follows:

Value October 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value April 30, 2012 (000)
$3,743	$18,530	$17,254	$2	$5,019

During the six months ended April 30, 2012, the Fund incurred approximately $3,000 in brokerage commissions with Morgan Stanley & Co., LLC and its affiliated broker-dealers, an affiliate of the Adviser and Administrator, for portfolio transactions executed on behalf of the Fund.

During the six months ended April 30, 2012, the Fund incurred approximately $1,000 in brokerage commissions with Citigroup, Inc. and its affiliated broker-dealers, which may be deemed affiliates of the Adviser and Administrator under Section 17 of the Act, for portfolio transactions executed on behalf of the Fund.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

G.  Other: On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value. During the six months ended April 30, 2012, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 1,448,177 of its shares at an average discount of 17.13% from net asset value per share. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

Pursuant to the Fund's investment restriction regarding concentration of investments in any one industry, the Fund will be required to invest between 25 percent and 35 percent of its total assets in the securities of issuers in one or more industries if, at the time of investment, each such industry represents 25 percent or more of the Fund's benchmark Index. During the period, commercial banks represented over 25 percent of the Index and the Fund increased its investment in commercial banks to over 25 percent, which subsequently increased due to market appreciation. The commercial banking business can be affected by general business, economic and market conditions, including, but not limited to, short-term and long-term interest rates, inflation, deflation, money supply, fluctuations in both debt and equity capital markets and the strength of the U.S. and foreign economies. Commercial banks may be subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge and the amount of capital that they must maintain. Changes to regulations, including changes in interpretation or implementation of statutes, regulations or policies can have a substantial and unpredictable effect on commercial banks. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the commercial banking industry. For example, an economic downturn that suddenly decreased property values, caused an increase in unemployment,

The Turkish Investment Fund, Inc.

April 30, 2012 (unaudited)

Notes to Financial Statements (cont'd)

or other events that negatively impact household and/or corporate customers could decrease ability to pay interest or principal on loans or cause a decrease in the demand for commercial banking products and services. Commercial banks also have been and may in the future be affected by increased competition, which could adversely affect the asset growth, profitability and/or viability of commercial banks.

H.  Subsequent Event: On June 13, 2012 the Fund announced the commencement of a tender offer by the Fund to acquire in exchange for cash up to 15 percent of the Fund's outstanding shares at a price equal to 98.5 percent of the Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange on the business day immediately following the day the offer expires (the "Tender Offer"). If more than 15 percent of the Fund's outstanding shares are tendered, the Fund will purchase its shares from tendering stockholders on a pro rata basis at a price of 98.5 percent of the Fund's net asset value per share. The Tender Offer is being made on the terms and subject to the conditions set forth in the Offer Notice and related Letter of Transmittal in connection with commencement of the Tender Offer on June 13, 2012, and termination of the Tender Offer at 11:59 p.m. New York time on July 10, 2012, unless extended. The pricing date will be July 11, 2012, unless the Tender Offer is extended. In connection with the Tender Offer, the Fund has temporarily suspended any purchases of shares in the open market pursuant to its share repurchase program until on or about 10 business days after the termination of the Tender Offer, as required by the Securities Exchange Act of 1934, as amended.

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund's monthly or calendar-quarter website postings, by calling toll free 1(800) 231-2608.

The Turkish Investment Fund, Inc.

April 30, 2012 (unaudited)

Notes to Financial Statements (cont'd)

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

The Turkish Investment Fund, Inc.

April 30, 2012 (unaudited)

Portfolio Management

The Fund is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Eric Carlson and Paul C. Psaila, each a Managing Director of the Adviser.

Mr. Carlson has been associated with the Adviser in an investment management capacity since 1997 and began managing the Fund in January 2006. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994 and began managing the Fund in September 1997.

The Turkish Investment Fund, Inc.

April 30, 2012 (unaudited)

Investment Policy

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contract") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Turkish Investment Fund, Inc.

April 30, 2012 (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Turkish Investment Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1 (800) 231-2608

The Turkish Investment Fund, Inc.

April 30, 2012 (unaudited)

U.S. Privacy Policy

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information

The Turkish Investment Fund, Inc.

April 30, 2012 (unaudited)

U.S. Privacy Policy (cont'd)

about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by

The Turkish Investment Fund, Inc.

April 30, 2012 (unaudited)

U.S. Privacy Policy (cont'd)

employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information

The Turkish Investment Fund, Inc.

April 30, 2012 (unaudited)

U.S. Privacy Policy (cont'd)

used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

The Turkish Investment Fund, Inc.

April 30, 2012 (unaudited)

U.S. Privacy Policy (cont'd)

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Turkish Investment Fund, Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
June 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
June 19, 2012

/s/ Francis Smith
Francis Smith
Principal Financial Officer
June 19, 2012